                               AMENDMENT NO. 5 TO
                    SIXTH AMENDED AND RESTATED LOAN AGREEMENT
                    -----------------------------------------

          AGREEMENT, made as of the 22nd day of April, 2005 (this "FIFTH
AMENDMENT"), by and among:

          G-III LEATHER FASHIONS, INC., a New York corporation (the "BORROWER");

          The Lenders that have executed the signature pages hereto
(individually, a "LENDER" and, collectively, the "LENDERS"); and

          FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY, a national banking association, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS:

          (A) The Borrower, the Lenders and the Agent are parties to a certain
Sixth Amended and Restated Loan Agreement dated as of April 29, 2002, as amended pursuant to (i) Amendment No. 1 and Waiver to Sixth Amended and Restated Loan
Agreement dated as of March 18, 2003, (ii) Amendment No. 2 to Sixth Amended and
Restated Loan Agreement dated as of December 1, 2003, (iii) Amendment No. 3 to
Sixth Amended and Restated Loan Agreement dated as of March 12, 2004, and (iv)
Amendment No. 4 to Sixth Amended and Restated Loan Agreement dated as of July
31, 2004 (as so amended, the "ORIGINAL LOAN AGREEMENT"; the Original Loan
Agreement, as amended hereby and as it may from time to time be further amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT");

          (B) The Borrower has requested that the Lenders and the Agent increase the Commitment, extend the Commitment Termination Date and amend certain other provisions of the Original Loan Agreement, and the Lenders and the Agent are
willing do so, all on the terms and conditions hereinafter set forth; and

          (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan
Agreement;

          NOW, THEREFORE, the parties hereto agree as follows:

          ARTICLE 1. CHANGE IN COMMITMENT.

          SECTION 1.1 COMMITMENT. From and after the date hereof, for purposes of the Loan Agreement, the Commitment of each Lender shall be the amount set forth opposite each Lender's name on the signature pages hereto as the same may be reduced pursuant to the terms of the Loan Agreement, and such amount shall supersede and be deemed to amend the amount of each Lender's respective
Commitment as set forth opposite its name on the signature pages to the Original
Loan Agreement.

          SECTION 1.2 ADJUSTMENT OF OUTSTANDING LOANS. If any Loans are
outstanding under the Original Loan Agreement on the date hereof, the Lenders shall on the date hereof, at the direction of the Agent, make appropriate adjustments among themselves in order to insure that the amount (and type) of the Loans outstanding to the Borrower from each Lender under the Loan Agreement
(as of the date hereof) are proportionate to the aggregate amount of the increased total Commitment. The Borrower agrees and consents to the terms of this Section 1.2.

          ARTICLE 2. AMENDMENTS TO ORIGINAL LOAN AGREEMENT; SUBSTITUTED NOTES.

          SECTION 2.1 The Original Loan Agreement is hereby amended as follows:

          (a) The definition of "Balihides" appearing in Article 1 of the
Original Loan Agreement is deleted in its entirety and all references to
Balihides in the Loan Documents shall be deemed deleted.

          (b) The definition of "Borrowing Base Maximum" appearing in Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "'Borrowing Base Maximum'" - as of any date during any period set forth below, the amount set forth opposite such period:

                    Period                            Borrowing Base Maximum
                    ------                            ----------------------
 January 1, 2005 to and including March 31, 2005            $35,000,000

 April 1, 2005 to and including April 30, 2005              $45,000,000

 May 1, 2005 to and including May 31, 2005                  $65,000,000

 June 1, 2005 to and including June 30, 2005               $90,0000,000

 July 1, 2005 to and including September 30, 2005          $110,000,000

 October 1, 2005 to and including October 31, 2005         $105,000,000

 November 1, 2005 to and including November 30, 2005        $90,000,000

 December 1, 2005 to and including December 31, 2005        $50,000,000

 January 1, 2006 to and including the Commitment            $40,000,000
 Termination Date

and the respective periods and amounts for each of Fiscal Year 2007, Fiscal Year
2008 and the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2007, Fiscal Year 2008
and Fiscal Year 2009, respectively, and the unaudited financial statements
(delivered pursuant to Section 5.10(e)) for Fiscal Year 2006, Fiscal Year 2007
and Fiscal Year 2008, respectively, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year
2007, Fiscal Year 2008 and Fiscal Year 2009, respectively."

          (c) The definition of "Commitment" appearing in Article 1 of the
Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "'Commitment' - One Hundred Ten Million ($110,000,000) Dollars in the
     aggregate, allocated among each of the Lenders, respectively in the amount set forth opposite such Lender's name on the signature pages to the Fifth
     Amendment under the caption "Commitment", as such amount is reduced in accordance with the terms hereof."

          (d) The definition of "Commitment Termination Date" appearing in
Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "'Commitment Termination Date' - May 30, 2008."

          (e) The definition of "Direct Debt Sublimit" appearing in Article 1 of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "'Direct Debt Sublimit' - for each period set forth below, the amount set forth opposite such period:

                    Period                            Direct Debt Sublimit
                    ------                            --------------------
January 1, 2005 to and including May 31, 2005             $25,000,000

June 1, 2005 to and including June 30, 2005               $35,000,000

July 1, 2005 to and including July 31, 2005               $60,000,000

August 1, 2005 to and including October 31, 2005          $75,000,000

November 1, 2005 to and including November 30, 2005       $60,000,000

                    Period                            Direct Debt Sublimit
                    ------                            --------------------
December 1, 2005 to and including December 31, 2005       $40,000,000

January 1, 2006 to and including the Commitment           $30,000,000
Termination Date

and the respective periods and amounts for each of Fiscal Year 2007, Fiscal Year
2008 and the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2007, Fiscal Year 2008
and Fiscal Year 2009, respectively, and the unaudited financial statements
(delivered pursuant to Section 5.10(e)) for Fiscal Year 2006, Fiscal Year 2007
and Fiscal Year 2008, respectively, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year
2007, Fiscal Year 2008 and Fiscal Year 2009, respectively."

          (f) The definitions of "Existing Standby L/Cs" and "Existing Trade
L/Cs" appearing in Article 1 of the Original Loan Agreement are each amended by deleting the clause "outstanding on the Closing Date" and substituting therefor the clause "outstanding on the date of the Fifth Amendment."

          (g) The following new definition is inserted in the appropriate alphabetical order in Article 1 of the Original Loan Agreement:

          "'Fifth Amendment' - shall mean Amendment No. 5 to Sixth Amended and
     Restated Loan Agreement dated as of April 22, 2005, by and among the
     Borrower, the Lenders and the Agent."

          (h) The definition of "Overadvance" appearing in Article 1 of the
Original Loan Agreement is amended by deleting the chart appearing therein together with the text immediately beneath the chart and ending before the first proviso and substituting therefore the following:

                   "Period                                Overadvance
                    ------                                -----------
April 1, 2005 to and including April 30, 2005                 -$0-

May 1, 2005 to and including May 31, 2005                 $10,000,000

June 1, 2005 to and including June 30, 2005               $27,000,000

                   Period                                 Overadvance
                   ------                                 -----------
July 1, 2005 to and including July 31, 2005               $27,000,000

August 1, 2005 to and including August 31, 2005           $27,000,000

September 1, 2005 to and including September 15, 2005     $25,000,000

September 16, 2005 to and including September 30, 2005    $20,000,000

October 1, 2005 to and including October 31, 2005         $10,000,000

November 1, 2005 to and including the Commitment               -$0-
Termination Date

and the respective periods and amounts for each of Fiscal Year 2007, Fiscal Year
2008 and the Stub Period shall be as preliminarily determined by the Lenders and the Borrower based on the Projections and the business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2007, Fiscal Year 2008
and Fiscal Year 2009, respectively, and the unaudited financial statements
(delivered pursuant to Section 5.10(e)) for Fiscal Year 2006, Fiscal Year 2007
and Fiscal Year 2008, respectively, but in no event shall the periods be of different durations or the amounts be less than the amounts for the periods corresponding to the periods set forth above unless the Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based upon such Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 70 days of receipt by the
Lenders of such Projections, business plan and unaudited financial statements and such preliminary determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year
2007, Fiscal Year 2008 and Fiscal Year 2009, respectively."

          (i) The definition of "Projections" appearing in Article 1 of the
Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "'Projections' - the balance sheets, income statements and statements of cash flow of the Borrower, prepared by the Borrower, as at, and for
     Fiscal Year 2006, Fiscal Year 2007, Fiscal Year 2008 and Fiscal Year 2009,
     as applicable period."

          (j) The definition of "Standby L/Cs" appearing in Article 1 of the
Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "'Standby L/Cs' - as defined in Section 2.1(b)(ii) and including the
     Existing Standby L/Cs which continue to be outstanding, all of which shall provide for an expiration date no later than August 31, 2008 and shall be cash collateralized on and after June 1, 2008 as provided in Section
     2.2(f)."

          (k) The definition of "Trade L/Cs" appearing in Article 1 of the
Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "Trade L/Cs' - sight and time letters of credit issued in favor of beneficiaries specified by the Borrower in order to facilitate the transportation or purchase of goods from foreign vendors by the Borrower in the ordinary course of its business, which goods are consigned to the
     Issuing Bank pursuant to the terms of the Application or otherwise, all of which (i) shall have an expiration date of no later than August 31, 2008,
     (ii) shall be cash collateralized on and after June 1, 2008 as provided in
     Section 2.2(f), and (iii) shall include Existing Trade L/Cs."

          (l) The definition of "Stub Period" appearing in Article 1 of the
Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

          "'Stub Period' - the period from February 1, 2008 through and including the Commitment Termination Date."

          (m) Section 2.1(b)(i) is amended by deleting clause (iii) thereof in its entirety and substituting therefor the following:

               (i) "(iii) no Trade L/Cs shall expire on a date later than August
          31, 2008 and shall be collateralized on and after June 1, 2008 as provided in Section 2.2(f)."

          (n) Section 2.1(b)(ii) is amended by deleting the date "May 31, 2005"
     appearing in clause (iv) thereof and substituting therefor the date "August
     31, 2008."

          (o) Section 2.4(a) is deleted in its entirety and there is substituted therefor the following:

               "(a) The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A annexed to the Fifth Amendment (each, a "SECOND SUBSTITUTED NOTE" and, collectively, the "SECOND SUBSTITUTED NOTES"). Each Second Substituted Note
     shall be dated the date of the Fifth Amendment, shall be payable to the order of each Lender in a principal amount equal to such Lender's
     Commitment as in effect on the date of the Fifth Amendment and shall otherwise be duly completed. All Loans made by each Lender hereunder and all payments and prepayments made on account of the principal thereof, and all conversions of such Loans shall be recorded by such Lender on the schedule attached to its Second Substituted Note (provided that any failure by such Lender to make any such endorsement

     shall not affect the obligations of the Borrower hereunder or under such
     Second Substituted Note in respect of such Loans). The Second Substituted
     Notes shall be payable as provided in Section 2.7."

          (p) Section 2.4(a) is deleted in its entirety and there is substituted therefor the following:

               "(a) The Borrower shall pay to the Agent, for the ratable benefit of the Lenders, a non-refundable advisory fee (the "Advisory Fee") in the amount of $270,000 (subject to adjustment pursuant to this subsection (a))
     payable as follows:

               $90,000 payable on the consummation of the Fifth Amendment,

               $90,000 payable on February 1, 2006, and

               $90,000 payable on February 1, 2007;

     provided, however, that in the event that the Borrower shall repay all
     Outstanding Obligations and terminate the Commitment at any time after the consummation of the Fifth Amendment but prior to February 1, 2007, the
     Borrower shall pay the fees provided for in this Section 2.6(a), to the extent such fees shall not have been previously paid by the Borrower, on the date of such repayment and termination."

          (q) Section 2.6(b) is amended by deleting the amount "$87,500"
     appearing in the proviso in the first sentence thereof and substituting therefor the amount "$105,000."

          (r) Section 6.7 (Notice of Litigation) of the Original Loan Agreement
     is amended by deleting the amount "One Hundred Thousand Dollars ($100,000)"
     appearing therein and substituting therefor the amount "Two Hundred Fifty
     Thousand Dollars ($250,000)."

          (s) Section 6.9(a) of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

               "(a) Have or maintain, with respect to the Parent on a
     consolidated basis, EBITDA on a cumulative basis from the first day of each fiscal year through the date set forth below at not less than, or, in the case of a loss, not more than, the respective amounts set forth below opposite each such last day of the fiscal quarter:

                    "Date                               EBITDA
                    -----                               ------
     April 30, 2005                                  ($10,925,000)

     July 31, 2005                                   ($11,400,000)

     October 31, 2005                                  $9,725,000

     January 31, 2006                                  $6,700,000

and the respective amounts for each of Fiscal Year 2007, Fiscal Year 2008 and the Stub Period shall be preliminarily determined by the Majority Lenders and the Borrower based on the Projections and business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2007, Fiscal Year 2008 and Fiscal
Year 2009, respectively and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2006, Fiscal Year 2007 and Fiscal
Year 2008, respectively, but in no event shall the periods be of different durations or the amounts be less than (if such amount is negative) or greater than (if such amount is positive) the amounts for the periods corresponding to the periods set forth above unless the Majority Lenders determine (in their reasonable discretion) that such periods and amounts warrant adjustment based on the financial condition of the Borrower as set forth in the applicable
Projections, business plan or unaudited financial statements, which preliminary determination shall be made within 60 days of receipt by the Lenders of such
Projections, business plan and unaudited financial statements, and such determination shall become effective after receipt and satisfactory review by the Lenders of the Financial Statements for Fiscal Year 2007, Fiscal Year 2008
and Fiscal Year 2009, respectively."

          (t) Section 6.9(b) of the Original Loan Agreement is deleted in its entirety and the following is substituted therefor:

               "(b) Have or maintain, with respect to the Parent on a
     consolidated basis, Tangible Net Worth as of the dates set forth below at not less than the respective amounts set forth below opposite each such date:

                                                        Minimum
                     "Date                         Tangible Net Worth
                     -----                         ------------------
                April 30, 2005                        $57,400,000

                 July 31, 2005                        $56,600,000

               October 31, 2005                       $67,400,000

               January 31, 2006                       $65,600,000

and the respective amounts for each of Fiscal Year 2007, Fiscal Year 2008 and the Stub Period shall be determined in the sole discretion of the Majority
Lenders within 60 days of receipt by the Lenders of the Projections and business plan (in each case delivered pursuant to Section 5.10(e)) for Fiscal Year 2007,
Fiscal Year 2008 and Fiscal Year 2009, respectively and the unaudited financial statements (delivered pursuant to Section 5.10(e)) for Fiscal Year 2006, Fiscal
Year 2007 and Fiscal Year 2008, respectively, and such determination shall become effective after receipt and satisfactory review by the Lenders of the
Financial Statements for Fiscal Year 2007, Fiscal Year 2008 and Fiscal Year
2009, respectively; provided, however, in the event that the Borrower shall consummate a Permitted Acquisition, the amounts set forth above for each period occurring after the date of such Permitted Acquisition shall be reduced by an amount equal to the lesser of (x) $4,000,000 and (y) the intangibles acquired in connection with such Permitted Acquisition to the extent such intangibles have caused a reduction in Tangible Net Worth, determined in accordance with generally accepted accounting principles consistently applied."

          (u) Section 7.4 (Mergers; Acquisitions) of the Original Loan Agreement
is amended by deleting clause (ii) of the proviso contained therein in its entirety and substituting therefor the following:

               "(ii) the aggregate consideration in respect of all acquisitions contemplated by this Section 7.4 shall not exceed $6,000,000, and notwithstanding clause (i) above, up to $2,500,000 in the aggregate may be used in connection with non-apparel lines of business;"

          (v) Notwithstanding the restrictions set forth in Section 7.5
(Redemptions; Distributions) of the Original Loan Agreement, the Borrower may
declare and pay dividends and/or purchase, redeem, retire or otherwise acquire shares of its capital stock, in an aggregate amount not to exceed $1,700,000 for all such transactions during the Credit Period, provided after giving effect thereto, no Default or Event of Default shall then exist under the Loan
Agreement."

          (w) Section 7.13(Capital Expenditures) of the Original Loan Agreement
is amended by deleting the proviso at the end of the first sentence thereof and substituting the following therefor:

          ; provided, however, the Borrower may during the period from June 1,
          2005 through May 31, 2008 make or become obligated to make additional
          Capital Expenditures in an aggregate amount not to exceed $5,000,000 solely in connection with the improvement of its warehouse facility in
          New Jersey or its showrooms in New York City."

          (x) Section 7.14 (Capitalized Lease Obligations) of the Original Loan
Agreement is amended by deleting the amount "$750,000" appearing in clause (a)
thereof and substituting therefor the amount "$1,000,000."

          (y) Section 7.18 (Rental Obligations) of the Original Loan Agreement
is amended by deleting the amount "$750,000" appearing in clause (a) thereof and substituting therefor the amount "$1,000,000."

          (z) Section 7.20 (License Agreements) of the Original Loan Agreement
is amended by deleting the amount "$500,000" appearing therein and substituting therefor the amount "$1,000,000."

     SECTION 2.2 In order to evidence the Loans, as amended hereby, the Borrower shall execute and deliver to each Lender, simultaneously with the execution and delivery hereof, a promissory note payable to the order of such Lender in substantially the form of Exhibit A annexed hereto (hereinafter referred to individually as a "SECOND SUBSTITUTED NOTE" and collectively as the "SECOND
SUBSTITUTED NOTES"). Each Lender shall, upon the execution and delivery by the
Borrower of its applicable Substituted Note as herein provided, mark the
Substituted Note delivered to it in connection with First Amendment "Replaced by
Second Substituted Note" and return it to the Borrower.

     SECTION 2.3 (a) All references in the Original Loan Agreement or any other
Loan Document to the "Loan(s)", the "Note(s)", and the "Loan Documents" shall be deemed to refer respectively, to the Loan(s) as amended hereby, the Second
Substituted Note(s), and the Loan Documents as defined in the Original Loan
Agreement together with, and as amended by, this Fifth Amendment, the Second
Substituted Notes and all agreements, documents and instruments delivered pursuant thereto or in connection therewith.

          (b) All references in the Original Loan Agreement and the other Loan
Documents to the "Loan Agreement", and also in the case of the Original Loan
Agreement to "this Agreement", shall be deemed to refer to the Original Loan
Agreement, as amended hereby.

     SECTION 2.4 The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

     ARTICLE 3. REPRESENTATIONS AND WARRANTIES.

          Each of the Borrower and the other Loan Parties hereby represents and warrants to the Lenders and the Agent that:

          SECTION 3.1 ARTICLE 3 OF ORIGINAL LOAN AGREEMENT; NO DEFAULTS.

               (a) Each and every one of the representations and warranties set forth in Article 3 of the Original Loan Agreement is true in all respects as of the date hereof, except for changes which, either singly or in the aggregate, are not materially adverse to the business or financial condition of the Parent and its Subsidiaries, taken as a whole.

               (b) As of the date hereof, after giving effect to this Fifth
Amendment, there exists no Event of Default under the Loan Agreement, and no event which, with the giving of notice or lapse of time or both, would constitute such an Event of Default.

          SECTION 3.2 POWER, AUTHORITY, CONSENTS.

               The Borrower and each other Loan Party has the power to execute, deliver and perform this Fifth Amendment, and with respect to the Borrower, the
Second Substituted Note. The Borrower has the power to borrow under the Original
Loan Agreement as amended hereby and has taken all necessary corporate action to authorize the borrowing hereunder. Other than due authorization by the Board of
Directors of the Borrower and each other Loan Party, each of which has been duly obtained, no consent or approval of any Person (including, without limitation, any stockholder of any corporate Loan Party or any partner in any partnership
Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or any other Loan Party, or the validity or enforcement of this Fifth Amendment or the Second Substituted Note.

                                       10

          SECTION 3.3 NO VIOLATION OF LAW OR AGREEMENTS.

               The execution and delivery by the Borrower and each other Loan
Party of this Fifth Amendment (and with respect to the Borrower, the Second
Substituted Note) and the performance by each of them hereunder, will not violate any provision of law or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the certificate of incorporation or by-laws of the Borrower or any other corporate Loan Party or the partnership agreement or any other organizational document of any Loan Party that is not a corporation, or create
(with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower or any
Loan Party is a party, or by which any of them is bound or any of their respective properties or assets is affected (which default or breach would have a material adverse effect on the business, financial conditions or operations of the Borrower, the Parent and the Subsidiaries taken as a whole), or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any of them except for the Liens created and granted pursuant to the Security Documents, as confirmed hereby.

          SECTION 3.4 DUE EXECUTION, VALIDITY, ENFORCEABILITY.

               This Fifth Amendment and the Second Substituted Note have each been duly executed and delivered by each Loan Party which is a party hereto and each constitutes the valid and legally binding obligation of the Borrower or such other Loan Party that is a party thereto, enforceable in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors'
rights generally and the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     ARTICLE 4. ACKNOWLEDGMENTS, CONFIRMATIONS, CONSENTS.

               (a) The Borrower hereby acknowledges and confirms that (i) the
Liens and security interests granted pursuant to the Security Documents to which it is a party secure, without limitation, the due payment and performance of all of the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby and the
Second Substituted Note, whether or not so stated in each of the Security
Documents, and (ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent)
includes, without limitation, the Indebtedness, liabilities and obligations of the Borrower to the Lenders and the Agent under the Original Loan Agreement, as amended hereby and the Second Substituted Note.

               (b) Each Guarantor hereby consents in all respects to the
execution by the Borrower of this Fifth Amendment and acknowledges and confirms that (i) the Guarantee Agreement guarantees, without limitation, the full payment and performance of the Indebtedness, liabilities and obligations of the
Borrower under the Original Loan Agreement, as amended hereby and the Second
Substituted Note, and (ii) the term "Obligations" as used in the Guarantee
Agreement (or any other term used therein to describe or refer to the
Indebtedness, liabilities and obligations of the Borrower or the Guarantor(s) to the Lenders and the Agent) includes, without limitation, all of the
Indebtedness, liabilities and obligations of the Borrower to the Lenders and

                                       11

the Agent under the Original Loan Agreement, as amended hereby and the Second
Substituted Note.

               (c) Each Corporate Guarantor hereby acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Security
Documents to which it is a party, secure, without limitation, all of the
Indebtedness, liabilities and obligations of such Corporate Guarantor to the
Lenders and the Agent under the Guarantee Agreement, as confirmed hereby, and
(ii) the term "Obligations" as used in the Security Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of such Corporate Guarantor to the Lenders and the Agent) includes, without limitation, the Indebtedness, liabilities and obligations of such
Corporate Guarantor under the Guarantee Agreement, as confirmed hereby.

     ARTICLE 5. CONDITIONS TO EFFECTIVENESS OF THIS FIFTH AMENDMENT.

          This Fifth Amendment shall become effective on the date of the fulfillment (to the satisfaction of the Agent) of the following conditions precedent:

          (a) This Fifth Amendment shall have been executed and delivered to the
Agent by a duly authorized representative of the Borrower, the Agent and each
Lender.

          (b) The Borrower shall have executed and delivered to each Lender its
Second Substituted Note.

          (c) The Agent shall have received a Compliance Certificate from the
Borrower dated the date hereof and the matters certified therein, including, without limitation, that after giving effect to the terms and conditions of this
Fifth Amendment, no Default or Event of Default shall exist, shall be true.

          (d) The Agent shall have received copies of the following:

               (i) Copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Fifth Amendment, the
Second Substituted Notes and the transactions contemplated hereby, certified by its Secretary;

               (ii) A certificate from the Secretary of the Borrower to the effect that since May 31, 1999 there have been no amendments, modifications or supplements to the Certificate of Incorporation or By-laws of the Borrower; and

               (iii) An incumbency certificate (with specimen signatures) with respect to the Borrower.

          (e) The Borrower shall have paid all of the fees and expenses of the
Agent's outside counsel in connection with the preparation and consummation of this Fifth Amendment.

          (f) All legal matters incident hereto shall be satisfactory to the
Agent and its counsel.

                                       12

     ARTICLE 6. MISCELLANEOUS.

     SECTION 6.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original
Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the terms "Loan Agreement", "Note(s)" and "Loan", shall be deemed to refer, respectively, to the Original Loan Agreement, as amended hereby, the Second
Substituted Note(s) and the Loans, as amended hereby; (ii) the term "this
Agreement" shall be deemed to refer to this Agreement; and (iii) the terms
"hereunder" and "hereto" shall be deemed to refer to this Agreement.

     SECTION 6.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original
Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     SECTION 6.3 COUNTERPARTS. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                                      G-III LEATHER FASHIONS, INC.

                                      BY: /S/ NEAL S. NACKMAN
                                          --------------------------------
                                          NAME:  NEAL S. NACKMAN
                                          TITLE: V.P. FINANCE

                    [SIGNATURES CONTINUED ON FOLLOWING PAGES]

                                       13

Agreed:

G-III HONG KONG LTD.

By: /s/ Neal S. Nackman
    ----------------------------
    Director

G-III APPAREL GROUP, LTD.

By: /s/ Neal S. Nackman
    ----------------------------
    Vice President

SIENA LEATHER LTD.

By: /s/ Neal S. Nackman
    ----------------------------
    Vice President

GLOBAL INTERNATIONAL TRADING COMPANY

By: /s/ Neal S. Nackman
    ----------------------------
    Vice President

GLOBAL APPAREL SOURCING, LTD.

By: /s/ Neal S. Nackman
    ----------------------------
    Vice President

G-III RETAIL OUTLETS INC.

By: /s/ Neal S. Nackman
    ----------------------------
    Vice President

WEE BEEZ INTERNATIONAL LIMITED

By: /s/ Neal S. Nackman
    ----------------------------
    Director

                                       14

KOSTROMA LTD.

By: /s/ Neal S. Nackman
    ----------------------------
    Director

G-III LICENSE COMPANY, LLC
BY G-III APPAREL GROUP, LTD.. AS MANAGER

By: /s/ Neal S. Nackman
    ----------------------------
    Senior Vice President

G-III BRANDS, LTD.

By: /s/ Neal S. Nackman
    ----------------------------
    Vice President - Finance

                                       15

COMMITMENT                                FLEET NATIONAL BANK,
----------                                A BANK OF AMERICA COMPANY
                                          AS AGENT, COLLATERAL MONITORING AGENT,
$26,954,018.00                            ISSUING BANK AND AS A LENDER

                                          BY: /S/ CYPRUS WILLIAMS
                                              ----------------------------------
                                              NAME:  CYPRUS WILLIAMS
                                              TITLE: VICE PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Fifth Amendment

COMMITMENT                                         JP MORGAN CHASE BANK, N.A.
----------

$22,960,849.00
                                                   BY: /S/ JULES PANNO
                                                       -------------------------
                                                       NAME:  JULES PANNO
                                                       TITLE: DIRECTOR

                          G-III Leather Fashions, Inc.
                        Signature Page to Fifth Amendment

COMMITMENT                                        THE CIT GROUP/COMMERCIAL
----------                                        SERVICES, INC.
$21,962,579.00

                                                  BY: /S/ LIZBETH MCCARTHY
                                                      --------------------------
                                                      NAME: LIZBETH MCCARTHY
                                                      TITLE: VICE-PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Fifth Amendment

COMMITMENT                                    ISRAEL DISCOUNT BANK OF NEW YORK
----------
$11,593,141.00
                                              BY: /S/ MATILDA REYES
                                                  ------------------------------
                                                  NAME: MATILDA REYES
                                                  TITLE: FIRST VICE PRESIDENT

                                              BY: /S/ HOWARD WEINBERG
                                                  ------------------------------
                                                  NAME: HOWARD WEINBERG
                                                  TITLE: SENIOR VICE PRESIDENT I

                          G-III Leather Fashions, Inc.
                        Signature Page to Fifth Amendment

COMMITMENT                                    HSBC BANK USA NATIONAL ASSOCIATION
----------

$16,823,531.00
                                              BY: /S/ MICHAEL P. BEHUNIAK
                                                  ------------------------------
                                                  NAME: MICHAEL P. BEHUNIAK
                                                  TITLE: VICE PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Fifth Amendment

COMMITMENT                                       BANK LEUMI USA
----------

$9,705,882.00
                                                 BY: /S/ JOHN KOENIGSBERG
                                                     ---------------------------
                                                     NAME: JOHN KOENIGSBERG
                                                     TITLE: FIRST VICE PRESIDENT

                                                 BY: /S/ PHYLLIS ROSENFELD
                                                     ---------------------------
                                                     NAME: PHYLLIS ROSENFELD
                                                     TITLE: VICE PRESIDENT

                          G-III Leather Fashions, Inc.
                        Signature Page to Fifth Amendment

                         EXHIBIT A TO AMENDMENT NO. 5 TO
                    SIXTH AMENDED AND RESTATED LOAN AGREEMENT
                                  BY AND AMONG
                          G-III LEATHER FASHIONS, INC.
                            THE LENDERS NAMED THEREIN
                                       AND
                 FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY
             AS AGENT, COLLATERAL MONITORING AGENT AND ISSUING BANK
             ------------------------------------------------------

                         FORM OF SECOND SUBSTITUTED NOTE
                         -------------------------------

$___________                                                  New York, New York
                                                                  April __, 2005

     FOR VALUE RECEIVED, the undersigned G-III LEATHER FASHIONS, INC., a New
York corporation (the "Borrower"), hereby promises to pay to the order of
__________________ (the "Lender") on May 30, 2008 or on such earlier date as is provided for in the Sixth Amended and Restated Loan Agreement dated as of April
29, 2002 (as such Loan Agreement may be amended, modified or supplemented, the
"Loan Agreement") among the Borrower, the lenders signatory thereto and Fleet
National Bank, a Bank of America company, as Collateral Monitoring Agent,
Issuing Bank and Agent (in its capacity as Collateral Monitoring Agent, together with its successors and assigns, the "Collateral Monitoring Agent"), the lesser of (i) the principal sum of __________ ($________) or (ii) the outstanding portion of the aggregate unpaid principal amount of the Loans (as defined in the
Loan Agreement) made by the Lender to the Borrower pursuant to the Loan
Agreement, and to pay interest on the unpaid principal amount of each Loan from the date thereof at the rates per annum and for the periods set forth in or established by the Loan Agreement and calculated as provided therein.

     All indebtedness outstanding under this Note shall bear interest (computed in the same manner as interest on this Note prior to maturity) after maturity, whether at stated maturity, by acceleration or otherwise, at the Post-Default
Rate (as defined in the Loan Agreement), and all such interest shall be payable on demand.

     Anything herein to the contrary notwithstanding, the obligation of the
Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payments of interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the
Lender limiting rates of interest which may be charged or collected by the
Lender.

     Payment of both principal and interest on this Note are to be made at the office of the Collateral Monitoring Agent at 1185 Avenue of the Americas, New
York, New York 10036 or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

     The Lender is hereby authorized by the Borrower to record on the schedule to this Note (or on a supplemental schedule thereto) the amount of each Loan made by the Lender to the Borrower and the amount of each payment or prepayment of principal of such Loans received by the Lender, it being understood, however, that failure to make any such notation shall not affect the rights of the Lender or the obligations of the Borrower hereunder in respect of this Note. The Lender may, at its option, record such matters in its internal records rather than on such schedule.

     The Borrower and any Guarantor hereby grant to the Lender a lien, security interest and right of setoff as security for all liabilities and obligations to the Lender whether, now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Lender or any entity under the control of the Lender or in transit to any of them. At any time, without demand or notice, the Lender may set off the shares or any part thereof and apply the same to any liability or obligation of Borrower and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND
ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT
TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF
SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER
OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     This Note is one of the Second Substituted Notes referred to in the Fifth
Amendment, is secured in the manner provided therein, may be prepaid upon and subject to terms and conditions thereof and is entitled to the benefits thereof.

     This Note shall be deemed to be in substitution for and replacement of, and not a repayment of the Substituted Note dated as of March 18, 2003 made by the
Borrower payable to the Lender (the "Prior Note") and all interest accrued and unpaid under such Prior Note shall be deemed evidenced by this Note and payable hereunder from and after the date of accrual thereof. The execution and delivery of this Note shall not be construed (i) to have constituted repayment of any amount of principal or interest on the Prior Note, or (ii) to release, cancel, terminate or otherwise impair all or any part of any lien or security interest granted to the Lenders party to the Loan Agreement or their agents as collateral security for the Prior Note.

     Upon the occurrence of any Event of Default, as defined in the Loan
Agreement, the principal amount of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Loan
Agreement.

     The Borrower shall pay costs and expenses of collection, including, without limitation, attorneys' fees and disbursements in the event that any action, suit or proceeding is brought by the holder hereof to collect this Note.

     All capitalized terms used herein that are defined in the Loan Agreement and that are not otherwise defined herein shall have the respective meanings ascribed thereto therein, unless the context otherwise requires.

                                       2

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE
WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING
TO CONFLICTS OF LAWS. THE BORROWER AND THE LENDER MUTUALLY HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF
ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR
ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR
ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR
WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT
FOR THE LENDER TO ACCEPT THIS NOTE AND MAKE THE LOAN.

                                                    G-III LEATHER FASHIONS, INC.

                                                    BY
                                                      --------------------------
                                                      NAME:
                                                      TITLE:

                                       3